EXHIBIT 10.3

                         MEMORANDUM OF PURCHASE AND SALE
                        (3702 Knapp Rd., Pearland, Texas)


         This MEMORANDUM OF PURCHASE AND SALE is executed to be effective as of March 31, 1998 (the "Effective Date"), by and between AVIATION PROPERTIES OF TEXAS, a Delaware general partnership ("Seller"), and AVIATION SALES OPERATING COMPANY, a Delaware corporation ("Purchaser").

                              W I T N E S S E T H:

         WHEREAS, Seller is the owner of fee simple title to that certain 9.5360-acre tract of land located in Pearland, Brazoria County, Texas, as more particularly described in EXHIBIT "A" attached hereto and incorporated herein by this reference (the "Land"), together with all improvements situated thereon (the "Improvements"), and certain furniture, furnishings, fixtures, appliances, equipment, machinery and other items of tangible and intangible personal property situated on or used exclusively in connection with the Land and/or the Improvements (collectively, the "Personal Property") (the Land, Improvements and Personal Property shall hereinafter be referred to as the "Facility").

         WHEREAS, Purchaser desires to purchase from Seller and Seller desires to sell to Purchaser, effective as of the Effective Date, all of the interest of Seller in and to the Facility.

         NOW, THEREFORE, for and in consideration, the parties have executed this memorandum to reflect their agreement and understandings regarding the sale and purchase of the Facility on the following terms:

         1. PURCHASE PRICE. The purchase price (the "Purchase Price") to be paid by Purchaser to Seller for the Facility has been paid by Purchaser to Seller on even date herewith by: (i) Purchaser's cancellation and forgiveness of all of the outstanding principal balance of, and all unpaid accrued interest on, that certain Unsecured Promissory Note dated as of December 2, 1994, in the original principal amount of FOUR HUNDRED THIRTY-FOUR THOUSAND TWO HUNDRED FORTY-FOUR AND NO/100 DOLLARS ($434,244.00), executed by Seller payable to the order of AJT Capital Partners, a Delaware general partnership and predecessor in interest to Purchaser, (ii) Purchaser's acceptance of the Facility subject to, but without Purchaser's assumption of, the existing debt owing by RCP Management L.P., Seller's predecessor in interest, to the Estate, which debt is evidenced by a certain Promissory Note in the original principal amount of $1,300,000.00 executed by RCP Management L.P. and payable to the Estate and secured by a Deed of Trust and Security Agreement covering the Facility, to Edward W. Engel, Trustee, for the benefit of the Estate, and recorded in Volume 995, Page 282 of the Real Property Records of Brazoria County, Texas, and (iii) Purchaser's delivery to Seller of the cash sum of $10.00.

         2. CLOSING DOCUMENTS. On even date herewith, but to be effective as of the Effective Date, Seller has delivered to Purchaser executed originals of the following documents:

                  a. General Warranty Deed in the form attached hereto as EXHIBIT "B";

                  b. Bill of Sale and Assignment in the form attached hereto as EXHIBIT "C"; and

                  c. Non-Foreign Status Affidavit in the form attached hereto as EXHIBIT "D".

         3. DISCLAIMER. THE FACILITY IS BEING SOLD BY SELLER TO PURCHASER ON AN "AS-IS," "WHERE-IS," "WITH ALL FAULTS" BASIS EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES MADE BY THE ESTATE OF HARRY E. BRADLEY WHICH ARE CONTAINED IN THAT CERTAIN EARNEST MONEY CONTRACT DATED TO BE EFFECTIVE AS OF NOVEMBER 18, 1991, BETWEEN THE ESTATE OF HARRY E. BRADLEY, AS SELLER, AND AVIATION ROTABLES ACQUISITION CORP., A TEXAS CORPORATION (ASSIGNED TO RCP MANAGEMENT L.P.), AS PURCHASER, WHICH REPRESENTATIONS AND WARRANTIES WERE PREVIOUSLY ASSIGNED TO SELLER HEREIN AND ARE BEING ASSIGNED BY SELLER TO PURCHASER, TO THE EXTENT ASSIGNABLE AND WITHOUT RECOURSE OR WARRANTY ON SELLER, FOR PURCHASER'S USE AND BENEFIT. SELLER HAS MADE NO INDEPENDENT REPRESENTATIONS AND WARRANTIES, EITHER EXPRESS OR IMPLIED, CONCERNING THE FACILITY, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

         4. NO REAL ESTATE COMMISSION. Purchaser and Seller each represent to the other that there are no real estate agents or brokers entitled to a commission in connection with this purchase and sale of the Facility. Purchaser hereby agrees to indemnify and hold harmless Seller against any and all claims of any agent, broker, finder, or similar party claiming through Purchaser, and Seller hereby agrees to indemnify and hold harmless Purchaser against any and all claims of any agent, broker, finder, or other similar party claiming through Seller.

         5. NOTICE TO PURCHASER. The Texas Real Estate License Act requires that Seller notify Purchaser that it should either (i) have an attorney examine an abstract of title to the Land or (ii) obtain a title insurance policy covering the Land. Notice to that effect is, therefore, hereby given to and acknowledged by Purchaser.

         6. ENTIRE AGREEMENT. This Memorandum of Purchase and Sale (together with the Exhibits hereto) sets forth the entire agreement between Seller and Purchaser relative to the Facility, and all prior negotiations or agreements are merged herein. No modification hereof or subsequent agreement relative to the subject matter hereof shall be binding unless reduced to a writing by the party to be bound.

         7. GOVERNING LAW. The terms, provisions and conditions of this Memorandum shall be governed by and construed in accordance with the laws of the State of Texas.

         EXECUTED to be effective as of the Effective Date.

                              SELLER:

                              AVIATION PROPERTIES OF TEXAS, a
                              Delaware general partnership

                              By: AVAC Corporation, a Delaware corporation, as a general partner

                                    By:
                                         ---------------------------------------
                                         Robert Alpert, President


                              PURCHASER:

                              AVIATION SALES OPERATING COMPANY, a
                              Delaware corporation

                              By:
                                    --------------------------------------------
                                    Dale S. Baker, President


EXHIBITS:

"A" - Legal Description of the Property
"B" - General Warranty Deed
"C" - Bill of Sale and Assignment
"D" - Non-Foreign Status Affidavit

                                Signature Page to
                         Memorandum of Purchase and Sale
                        (3702 Knapp Rd., Pearland, Texas)